UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: June 7, 2006
(Date of earliest event reported)
POWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12488	88-0106100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8550 Mosley Drive Houston, Texas		77075-1180
(Address of Principal Executive Offices)		(Zip Code)
(713) 944-6900
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐       Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
     ☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)
     ☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Action (17CFR240.14D-2(b))
     ☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition
On June 7, 2006, Powell Industries, Inc. (NASDAQ: POWL) held a conference call to discuss the results of its fiscal 2006 second quarter ended April 30, 2006, as reflected in the attached press release dated June 7, 2006 released earlier that day. A replay of the Company’s audio webcast can be accessed through the “Investor Relations/Events” tab at www.powellind.com. The webcast and the press release contain forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that such forward-looking statements involve risks and uncertainties in that actual results may differ materially from those projected in the forward-looking statements. In the course of operations, the Company is subject to certain risk factors, including but not limited to competition and competitive pressures, sensitivity to general economic and industrial conditions, international political and economic risks, availability and price of raw materials and execution of business strategy. The information in this Current Report is being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. Pursuant to general instruction B.2. of Form 8-K, the information in this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.
Item 9.01 —Exhibits
On June 7, 2006, the Company announced results for its fiscal 2006 second quarter ended April 30, 2006. A copy of the press release announcing the results is attached hereto as Exhibit 99.1 and incorporated herein by this reference.
(c)       Exhibits:

Exhibit
Number	Description
99.1	Press Release dated June 7, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POWELL INDUSTRIES, INC.
Date: June 8, 2006	By:	/s/ DON R. MADISON
Don R. Madison
Vice President Chief Financial Officer (Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated June 7, 2006